SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2014

PROVIDENT FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

                   Delaware                                                                              001-31566                                                                      42-1547151
(State or other jurisdiction of incorporation)                        (Commission File No.)                                                      (IRS Employer
                                                                                                                                                                                                    Identification No.)

239 Washington Street, Jersey City, New Jersey                                                                                                                           07302
    (Address of principal executive offices)                                                                                                                           (Zip Code)

Registrant’s telephone number, including area code:  (732) 590-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 2.01                Completion of Acquisition or Disposition of Assets

On May 30, 2014, Provident Financial Services, Inc. (the “Company”) and The Provident Bank consummated the transactions under the Agreement and Plan of Merger dated December 19, 2013 with Team Capital Bank and completed the merger of Team Capital Bank with and into The Provident Bank. In connection with the merger, the Company announced the merger consideration election, allocation and proration results following the election made by stockholders of Team Capital Bank as to the form of merger consideration. A press release announcing the election, allocation and proration results is attached as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(a)                          Financial Statements of businesses acquired:  Not Applicable.

(b)                          Pro forma financial information:  Not Applicable.

(c)                          Shell company transactions: Not Applicable

(d)                           Exhibits:

The following Exhibit is attached as part of this report:
99.1           Press Release dated June 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE:  June 4, 2014                                                                By:           /s/ Christopher Martin
                  Christopher Martin
                  Chairman, President and
                   Chief Executive Officer